                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                       GFS BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                       GFS BANCORP, INC.
----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                    [GFS BANCORP, INC. LETTERHEAD]



                        September 25, 1997






Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of GFS Bancorp, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held on Thursday, October 23, 1997 at 9:30 a.m., local time, at the office of the Company located at 1025 Main Street, Grinnell, Iowa.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Annual Meeting, we will also report on the operations of Grinnell Federal Savings Bank (the "Bank"), the Company's wholly owned subsidiary. Directors and officers of the Company, as well as representatives of McGladrey & Pullen, LLP, the Company's independent auditors, will be present to respond to appropriate questions from stockholders.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

     Thank you for your attention to this important matter.

                            Very truly yours,

                            /s/ Steven L. Opsal

                            STEVEN L. OPSAL
                            President and Chief Executive Officer

                       GFS BANCORP, INC.
                       1025 Main Street
                     Grinnell, Iowa  50112
                       (515) 236-3121

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 To be Held on October 23, 1997

     Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of GFS Bancorp, Inc. (the "Company") will be held on Thursday, October 23, 1997 at 9:30 a..m., local time, at the office of the Company located at 1025 Main Street, Grinnell, Iowa.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

      1.   The election of two directors of the Company;

      2.   The ratification of the appointment of McGladrey
           & Pullen, LLP as auditors for the Company for the fiscal year ending June 30, 1998; and

      3. Such other matters as may properly come before the Meeting, or any adjournment thereof.

     Note: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 3, 1997 are the stockholders entitled to vote at the Meeting and any adjournment thereof.

     You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting.

                            BY ORDER OF THE BOARD OF DIRECTORS
                            /s/ Leroy E. Meredith

                            LEROY E. MEREDITH
                            Chairman of the Board

Grinnell, Iowa
September 25, 1997

_________________________________________________________________
 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
_________________________________________________________________

                      PROXY STATEMENT

                     GFS BANCORP, INC.
                     1025 Main Street
                   Grinnell, Iowa  50112
                      (515) 236-3121

             ANNUAL MEETING OF STOCKHOLDERS
                   October 23, 1997
_________________________________________________________________
                        GENERAL
_________________________________________________________________

     This Proxy Statement is furnished to stockholders of GFS Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held on Thursday, October 23, 1997, at 9:30 a.m., local time, at the office of the Company, located at 1025 Main Street, Grinnell, Iowa, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 25, 1997. Certain of the information provided herein relates to Grinnell Federal Savings Bank ("Grinnell Federal" or the "Bank"), a wholly owned subsidiary of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company's auditors for the fiscal year ending June 30, 1998.

     On April 25, 1997, the Company effected a two-for-one stock split in the form of a 100% stock dividend on its common stock, par value $.01 per share (the "Common Stock"). All stock ownership information presented in this Proxy Statement has been adjusted to reflect this stock split.
_________________________________________________________________
          VOTE REQUIRED AND PROXY INFORMATION
_________________________________________________________________

     Regardless of the number of shares of the Common Stock owned, it is important that stockholders be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the approval of the specific proposals presented in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters as directed by the Company's Board of Directors.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors presented at the Meeting, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company at or before the Meeting; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or
(iii) attending the Meeting and voting at the Meeting (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ginger L. Sterk, Secretary, GFS Bancorp, Inc., 1025 Main Street, Grinnell, Iowa 50112.

_________________________________________________________________
       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     Stockholders of record as of the close of business on September 3, 1997 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 988,242 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group.

                                      Amount and      Percent of
                                      Nature of       Shares of
                                      Beneficial     Common Stock
Beneficial Owner                      Ownership       Outstanding
------------------                    ---------      ------------
I.S.B. Bancorporation, Inc.
L.B.T. Bancorporation
4201 Westown Parkway, Suite 320
West Des Moines, Iowa  50266           99,000          10.02%

Manatt Enterprises Limited
Box 535
Brooklyn, Iowa 52211                   73,500           7.44%

GFS Bancorp, Inc.
Employee Stock Ownership Plan
1025 Main Street
Grinnell, Iowa  50112 (1)              84,640           8.56%

Steven L. Opsal, President
 and Chief Executive Officer (2)       59,087           5.82%

All directors and executive
 officers of the Company
 as a group (10 persons) (3)          275,827          24.94%

_____________
(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 46,351 shares of which were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants or are not voted by participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.
(2) Includes 17,788 shares held directly, 5,520 shares held by Mr. Opsal's spouse, 250 shares held by Mr. Opsal's minor children, 7,351 shares allocated to Mr. Opsal's account under the ESOP, 26,406 shares subject to option and 1,772 shares of restricted stock awarded under the Recognition and Retention Plan (the "RRP") over which Mr. Opsal has voting but no dispositive power.
(3) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and/or investment power. This table also includes 22,675 shares allocated to the accounts of executive officers under the ESOP, options to purchase 117,686 shares of Common Stock granted to directors and executive officers and 6,340 shares of restricted Common Stock awarded pursuant to the RRP.


_________________________________________________________________
              PROPOSAL I - ELECTION OF DIRECTORS
_________________________________________________________________

GENERAL

     The Company's Board of Directors will consist of eight members following the Meeting. The Board is divided into three classes. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth certain information, as of the Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.


                                                                                      Shares of
                                                                           Current  Common Stock   Percent
                   Age                                           Director  Term to  Beneficially     of
   Name            (1)   Position(s) Held in the Company         Since(2)   Expire    Owned (3)     Class
----------------------------------------------------------------------------------------------------------

                                  NOMINEES

LeRoy E. Meredith   54   Director, Chairman of the Board         1975        1997     50,351 (4)   4.96%
Katherine A. Rose   42   Sr. Vice President, Chief Financial     1993        1997     30,199 (5)   3.00
                         Officer and Director

                         DIRECTORS CONTINUING IN OFFICE

Donald H. Howig     69   Director                                1972        1998      9,560 (6)    .96
Scott A. Jensen     43   Director                                1992        1998      9,230 (7)    .93
David S. Clay       39   Director                                1995        1998     10,741       1.08
Thomas M. Groth     46   Director                                1984        1999     22,864       2.30
Theodore Mokricky   50   Director                                1990        1999     29,452 (8)   2.97
Steven L. Opsal     43   President, Chief Executive Officer      1993        1999     59,087 (9)   5.82

_____________
(1)  At June 30, 1997.
(2)  Includes service as a director of the Bank.
(3) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individual's family, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 26,406, 17,522, 5,760, 3,856, 4,456, 4,808, 4,808 and 26,406 shares subject to options granted to Directors Meredith, Rose, Howig, Jensen, Clay, Groth,
     Mokricky and Opsal, respectively, which are exercisable within 60 days of September 3, 1997 and awards of 1,772, 1,772, 1,324 and 572 shares of restricted Common Stock granted to Directors Opsal, Meredith, Rose and Clay, respectively, over which such individuals have voting but no dispositive power.
(4) Includes 11,016 shares held directly, 4,300 shares held by Mr. Meredith's spouse and 6,857 shares allocated to Mr. Meredith's account under the ESOP.
(5) Includes 5,966 shares held directly, 80 shares held by Ms. Rose's minor child and 5,307 shares allocated to Ms. Rose's account under the ESOP.
(6) Includes 1,502 shares held directly and 2,298 shares held by Mr. Howig's spouse.
(7) Includes 3,374 shares held directly and 2,000 shares held by Mr. Jensen's spouse.
(8) Includes 19,844 shares held directly and 4,800 shares held by Mr. Mokricky's spouse.
(9) Includes 17,788 shares held directly, 5,520 shares held by Mr. Opsal's spouse, 250 shares held by Mr. Opsal's minor children and 7,351 shares allocated to Mr. Opsal's account under the ESOP.


     The principal occupation of each director and director nominee is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     LeRoy E. Meredith was President and Chief Executive Officer of the Company and the Bank from 1993 and 1988, respectively, until he became Chairman of the Board in October 1995.
Mr. Meredith has been employed by the Bank since 1968 and has held a variety of positions including Executive Vice President from 1981 to 1988. Mr. Meredith has over 28 years of experience in the thrift industry.

     Katherine A. Rose is Senior Vice President and Chief Financial Officer of the Company, positions she has held since December 1995 and September 1993, respectively. She is also Senior Vice President, Chief Financial Officer and Treasurer of the Bank, positions she has held since 1995 and 1988, respectively. Ms. Rose has been employed by the Bank in a variety of positions since 1975.

     Donald H. Howig was the owner and President of Howig &
Associates, a distributor of commercial lockers and athletic equipment located in Grinnell, Iowa, from 1976 until 1997, when he retired.

     Scott A. Jensen is an optometrist and part owner of Jensen
Optometrists, located in Grinnell, Iowa, a position he has held since 1977.

     David S. Clay is the Vice President for Business and
Treasurer of Grinnell College.  He has been employed by Grinnell
College since 1986.

     Thomas M. Groth is district sales representative with ASI
Signs, a position he has held since September 1993. Prior to that time, he was a development officer for Grinnell College from 1990 to 1993.

     Theodore Mokricky has served as Executive Director of Mayflower Homes, Inc., a continuing care retirement community located in Grinnell, Iowa since 1981. Mr. Mokricky is Vice Chairman of the Board of the Bank, a position he has held since 1992.

     Steven L. Opsal became President and Chief Executive Officer in October 1995. Prior to that time, he was Vice President and Chief Operating Officer of the Company and the Bank, positions he had held since 1993. Before joining Grinnell Federal in March 1993, Mr. Opsal was Assistant Director of the Des Moines District Office of the Office of Thrift Supervision ("OTS") from 1989 to 1993. Mr. Opsal was employed by the Federal Home Loan Bank of Des Moines from 1977 to 1989 in a variety of positions, including Supervisory Agent, from 1980 to 1989.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to the executive officer of the Company who does not serve on the Board of Directors.

                                Age
                             as of the
Name                         Record Date         Title
----                         -----------         -----
William T. Nassif              47               Senior Vice President and
                                                Chief Operating Officer

     William T. Nassif is Senior Vice President and Chief Operating Officer of the Company and the Bank, positions he has held since December 1995. Prior to joining Grinnell Federal in April 1994, Mr. Nassif was Assistant Regional Counsel stationed in the Des Moines and Kansas City Area Offices of the Office of Thrift Supervision from 1989 to 1994. Mr. Nassif was employed by the Federal Home Loan Bank of Des Moines from 1984 to 1989 as Supervisory Counsel.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis and special meetings are held on an as needed basis. The Board of Directors met eight times during fiscal 1997. During fiscal 1997, no director of the Company attended fewer than 75% of the aggregate of (i)the total number of Board meetings and
(ii) the total number of meetings held by the committees of the Board of Directors on which he or she served.

     The Board of Directors of the Company has standing
Executive, Audit, Investment, Compensation, Stock Plan and
Nominating Committees.

     The members of the Audit Committee are Directors Mokricky and Jensen, Directors Emeritus Sams and Pinder, Senior Vice President Nassif and John Ruchotzke, CPA (outside consultant). The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. During fiscal 1997, this committee met four times.

     The members of the Compensation Committee are Directors
Clay, Mokricky, Groth, Opsal and Meredith. This Committee reviews compensation and benefit matters. This committee met once during fiscal 1997.

     The members of the Nominating Committee are Directors Groth, Meredith, Opsal and Eisenman. The Nominating Committee selects nominees for appointment to the Board of Directors. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting. This committee did not meet during fiscal 1997. Nominees were selected by the full Board of Directors.

DIRECTOR COMPENSATION

     Cash Compensation. The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. During fiscal 1997, all Bank non-employee directors received a fee of $600 per month. No fee is paid to directors of the Bank for committee membership except for members of the Audit Committee who are paid $50 per meeting attended.

     Directors are also eligible to receive options under the Company's 1997 Stock Option Plan, and received 42,920 options to purchase an aggregate of 42,920 shares at an exercise price of $10.44 (the market value of the Common Stock on the date of grant) in February 1997 pursuant to this plan. See " -- 1997 Stock Option Plan" herein.

EXECUTIVE COMPENSATION

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of a business other than the Bank.
                             5

     Summary Compensation Table. The following table sets forth information regarding compensation paid by the Bank to its Chief Executive Officer for services rendered during the fiscal year ended June 30, 1997. No other executive officer made in excess of $100,000 in salary and bonus during fiscal 1997.


                                                                   Long-Term Compensation
                                                               -----------------------------
                                                                        Awards       Payouts
                                   Annual Compensation         --------------------  -------
Name and                     --------------------------------  Restricted
Principal            Fiscal                    Other Annual      Stock     Options/    LTIP     All Other
Position              Year    Salary   Bonus   Compensation     Award(s)    SARs (2)  Payouts  Compensation
------------------------------------------------------------------------------------------------------------

Steven L. Opsal       1997   $79,750  $16,450       (1)         $  -- (2)  13,710 (3) $   --    $  --
President and Chief   1996    56,700   12,100       (1)            --          --         --       --
Executive Officer     1995    51,500    6,680       (1)            --          --         --       --

______________
(1)  Pursuant to the Securities and Exchange Commission regulations, no disclosure is provided with respect to perquisites which do not exceed the lesser of $50,000 or 10% of salary and bonus.
(2)  At June 30, 1997, Mr. Opsal owned 1,772 shares of restricted stock with a value of $23,922 (calculated by multiplying the closing market price of unrestricted Common Stock at June 30, 1997 ($13.50 per share) by the number of restricted shares held at such date (1,772 shares).  The shares of restricted stock are earned in equal annual installments over a four-year period commencing one-year after January
     5, 1994, provided Mr. Opsal maintains continuous service (as defined in the RRP) with the Bank.  During this restricted period Mr. Opsal is entitled to receive cash dividends (if any are paid) with respect to the restricted shares.  Dividends are held in trust until awards vest.
(3)  These options were granted pursuant to the 1997 Stock Option Plan, adopted by the Company's Board of
     Directors in February 1997.  See " -- 1997 Stock Option Plan" herein.

     1997 Stock Option Plan. In February 1997, the Board of Directors of the Company adopted the GFS Bancorp, Inc. 1997 Stock Option Plan. The purpose of this plan is to provide the Company's directors and select employees with additional motivation and incentive to promote the Company's business by encouraging their ownership of the Common Stock. An aggregate of 98,870 shares of Common Stock have been reserved for issuance under this plan and options to purchase 61,920 shares were granted to officers and directors under this plan in March 1997. All such options have an exercise price of $10.44 per share, representing the market value of the Common Stock on the date of grant, and all are immediately exercisable. The plan will be in effect for ten years from its effective date unless earlier terminated by the Board.

     1997 401(k) Plan.  In May 1997, the Bank adopted a 401(k)
Plan. The purpose of this plan is to provide a tax deferred savings vehicle for Bank employees. At this time, the Bank makes no plan contributions on behalf of its employees.

     Option Grants in Last Fiscal Year. The following table contains information concerning grants of stock options to the Company's Chief Executive Officer during fiscal year 1997.

                        Number of Securities            Value of Unexercised
                       Underlying Unexercised           In-the-Money Options
                    Options at Fiscal Year-End          at Fiscal Year-End (1)
                    ----------------------------    -----------------------------
Name                Exercisable    Unexercisable    Exercisable     Unexercisable
----                -----------    -------------    -----------     -------------
Steven L. Opsal      13,710         25.66%            10.44           2/19/07


     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth information regarding the number and value of stock options at June 30, 1997 held by the Company's Chief Executive Officer. No stock options were exercised during fiscal 1997 by Mr. Opsal.

                        Number of Securities            Value of Unexercised
                       Underlying Unexercised           In-the-Money Options
                    Options at Fiscal Year-End          at Fiscal Year-End (1)
                    ----------------------------    -----------------------------
Name                Exercisable    Unexercisable    Exercisable     Unexercisable
----                -----------    -------------    -----------     -------------
Steven L. Opsal     26,406                           $149,869        $

-------------
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the bid and asked price of $13.50 per share of the Common Stock as reported on the Nasdaq Market on
    June 30, 1997.

EMPLOYMENT AGREEMENTS AND SALARY CONTINUATION PLAN

     Employment Agreements. Effective upon completion of the Bank's conversion to stock form in January 1994, the Bank entered into an employment agreement (the "Agreement") with Mr. Opsal, President of the Company and the Bank (the "Employee"). The Agreement provides for an annual base salary to be reviewed and adjusted by the Board of Directors annually, which is currently $90,000. The Agreement provides for an initial term of three years, and provides for an extension of one year, in addition to the then-remaining term under the Agreement, on each anniversary of the effective date of the Agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The Agreement provides for termination upon the Employee's death, for cause or in certain events specified by applicable banking regulations. The Agreement is also terminable by the Employee upon 90 days' notice to the Bank.

     The Agreement provides for payment to the Employee of his salary for the remainder of the term of the Agreement, plus up to 299% of the Employee's base compensation, in the event he is involuntarily terminated in connection with or within one year after a "change in control" or if the Employee voluntarily terminates his employment within 30 days of a "change-in-control". This termination payment is subject to reduction by the amount of all other compensation to the Employee deemed, for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control," and may not exceed three times the Employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the Agreement, "control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or the Company's voting stock, the ability to control the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Agreement, a change in Control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of the Company or the Bank, unless the replacement directors were approved by at least a majority of the initial directors then in office. The Employee will be considered to be involuntarily terminated if: (1) he is terminated for any reason other than "cause", death, disability or pursuant to certain specified banking regulations, or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits.

     Additionally, in the event of the Employee's continued employment with the Bank or a successor following a "change-in-control," the Employee will be entitled to receive salary and discretionary bonuses at least equal to the average salary and bonuses received by him for the three years preceding the change-in-control.

     Based on his current salary, if Mr. Opsal had been terminated as of June 30, 1997, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment not to exceed approximately $237,000.

     Salary Continuation Plan. In March 1993, the Bank adopted a Salary Continuation Plan ("SCP") for the benefit of Mr. LeRoy Meredith, Chairman of the Board and former Chief Executive Officer. The SCP is a non-qualified plan which provides for the payment to Mr. Meredith of annual retirement benefits equal to $30,000 per year for a period of seven years provided that Mr. Meredith remains employed at Grinnell Federal until his retirement. The SCP was funded through the purchase of life insurance policies.

CERTAIN TRANSACTIONS

     The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. The loans to employees, executive officers and directors are currently made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's Loan Committee. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank.

________________________________________________________________
   PROPOSAL II -- RATIFICATION OF THE APPOINTMENT OF AUDITORS
________________________________________________________________

     McGladrey & Pullen, LLP, which was the Company's independent auditors for the 1997 fiscal year, has been retained by the Board of Directors to be the Company's independent auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. Representatives of McGladrey & Pullen, LLP are expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.
________________________________________________________________
               BENEFICIAL OWNERSHIP REPORTS
________________________________________________________________

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

________________________________________________________________
                    STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 1025 Main Street, Grinnell, Iowa 50112, no later than May 28, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

________________________________________________________________
                        OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with the determination of the Company's Board of Directors.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Grinnell, Iowa
September 25, 1997

                        REVOCABLE PROXY
________________________________________________________________
                        GFS BANCORP, INC.
                         Grinnell, Iowa
________________________________________________________________

                  ANNUAL MEETING OF STOCKHOLDERS
                        October 23, 1997

     The undersigned hereby appoints LeRoy Meredith, David Clay and Thomas Groth, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on Thursday, October 23, 1997, at 9:30 a.m., local time, at the office of the Company located at 1025 Main Street, Grinnell, Iowa (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

     1.  The election as directors of all
         nominees listed below (except as
         marked to the contrary below).

         LeRoy E. Meredith
         Katherine A. Rose

          INSTRUCTION:  To withhold your vote for any individual
          nominee, insert that nominee's name on the line
          provided below.
          _______________________
[CAPTION]

                                                APPROVE   DISAPPROVE  ABSTAIN
                                                -------   ----------  -------
     2.   Ratification of the appointment of
          McGladrey & Pullen, LLP as the
          Company's independent auditors for
          the fiscal year ending June 30, 1998   [  ]      [  ]       [  ]

     The Board of Directors recommends a vote "FOR" the nominees listed above and the appointment of McGladrey & Pullen LLP as the Company's independent auditors.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
________________________________________________________________

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his/her proxy by filing a subsequent proxy or notifying the Secretary in writing of his/her decision to revoke his/her proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated September 25, 1997.

Dated: ________________, 1997



__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on this card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.